ALLONGE TO REPLACEMENT PROMISSORY NOTE

         This Allonge made this 20th day of August, 1999, to the Replacement Promissory Note dated December 20, 1996, as amended by Allonge dated January 11, 1999, made by The Bank of New York, not in its individual or corporate capacity, but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust ("Borrower") in favor of Mid Atlantic Medical Services, Inc. ("Lender").

         WHEREAS, Borrower executed and delivered to Lender a Replacement Promissory Note dated December 20, 1996 in the original principal amount of $129,902,500 (the "Original Note").

         WHEREAS, the Original Note was amended by an Allonge on January 11, 1999.

         WHEREAS,  under the terms of the Allonge,  the principal  amount of the
Original   Note  due  and  owing  as  of  January  11,  1999  was  increased  to
$118,076,287.20.

         WHEREAS, $113,518,446.75 of the principal amount of the Original Note, as amended by the Allonge (the "Amended Note") remains unpaid as of the date hereof.

         WHEREAS, in order to finance the Borrower's purchase of 1,500,000 shares of the Lender's common stock pursuant to the terms of Common Stock Purchase Agreement of even date herewith between the Borrower and Lender, Borrower and Lender wish to increase the principal amount of the Amended Note due and owing from $113,518,446.75 to $127,284,696.75 while leaving all other terms of the Amended Note unamended.

         NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the parties hereto agree as follows:

                  (1) The Amended Note is hereby amended by deleting all references to "$118,076,287.20" and by inserting in lieu thereof "$127,284,696.75."

                  (2) The last  sentence of the second  paragraph of the Amended
         Note is hereby amended by deleting the date "January 11, 1999" and by inserting in lieu thereof August 20, 1999."

                  (3) Schedule A attached to the Amended Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit 1.

                  (4) Schedule B attached to the Amended Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit 2.

                  (5) Except as expressly amended hereby, the Amended Note shall remain unamended and in full force and effect.

         IN WITNESS WHEREOF, this Allonge to Replacement Promissory is made effective as of the 20th day of August, 1999.


Attest:                    THE BANK OF NEW YORK, not in its individual
                           or corporate capacity, but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust
/s/Paulette S. Bazil                     /s/ Richard Barry
____________________________      By:_______________________________________

                                      Richard J. Barry Vice President
                               Title:_____________________________________



                                    MID ATLANTIC MEDICAL SERVICES, INC.
                                       /s/  Sharon C. Pavlos
______________________________      By:_______________________________________

                                  Title:__Executive Vice President____________